BRITISH COLUMBIA | BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

T.K. SPARKS

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: August 31, 2023 12:01 AM Pacific Time

Incorporation Number: **BC0764547**

Recognition Date and Time: *Incorporated on July 26, 2006 04:05 PM Pacific Time*

NOTICE OF ARTICLES

Name of Company:

BRIACELL THERAPEUTICS CORP.

REGISTERED OFFICE INFORMATION

Mailing Address:
25TH FLOOR 666 BURRARD STREET
VANCOUVER BC V6C 2X8
CANADA

Delivery Address:
25TH FLOOR 666 BURRARD STREET
VANCOUVER BC V6C 2X8
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
25TH FLOOR 666 BURRARD STREET
VANCOUVER BC V6C 2X8
CANADA

Delivery Address:
25TH FLOOR 666 BURRARD STREET
VANCOUVER BC V6C 2X8
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Lustig, Marc

Mailing Address:	**Delivery Address:**
4177 ROCKRIDGE ROAD WEST VANCOUVER BC V7W 1A3 CANADA	4177 ROCKRIDGE ROAD WEST VANCOUVER BC V7W 1A3 CANADA

Last Name, First Name, Middle Name:
Gross, Dr. Jane

Mailing Address:	**Delivery Address:**
4258 N.E. 74TH STREET SEATTLE WA 98115 UNITED STATES	4258 N.E. 74TH STREET SEATTLE WA 98115 UNITED STATES

Last Name, First Name, Middle Name:
Schmieg, Martin

Mailing Address:	**Delivery Address:**
11 TOGAN WAY MARBLEHEAD MA 01945 UNITED STATES	11 TOGAN WAY MARBLEHEAD MA 01945 UNITED STATES

Last Name, First Name, Middle Name:
Embro-Pantalony, Vaughn C.

Mailing Address:	**Delivery Address:**
2055 COUNTRY CLUB DRIVE BURLINGTON ON L7M 3Z2 CANADA	2055 COUNTRY CLUB DRIVE BURLINGTON ON L7M 3Z2 CANADA

Last Name, First Name, Middle Name:
Taub, Rebecca

Mailing Address:	**Delivery Address:**
1218 VALLEY ROAD VILLANOVA PA 19085 UNITED STATES	1218 VALLEY ROAD VILLANOVA PA 19085 UNITED STATES

Last Name, First Name, Middle Name:
Williams, William V.

Mailing Address:	**Delivery Address:**
235 15TH STREET, SUITE 300 WEST VANCOUVER BC V7T 2X1 CANADA	235 15TH STREET, SUITE 300 WEST VANCOUVER BC V7T 2X1 CANADA

Last Name, First Name, Middle Name:
Bondarenko, Jamieson

Mailing Address:	**Delivery Address:**
1 SCOTT STREET, SUITE 402 TORONTO ON M5E 1A1 CANADA	235 15TH STREET, SUITE 300 WEST VANCOUVER BC V7T 2X1 CANADA

RESOLUTION DATES:

Date(s) of Resolution(s) or Court Order(s) attaching or altering Special Rights and Restrictions attached to a class or a series of shares:

August 25, 2023

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	CLASS A COMMON Shares	Without Par Value With Special Rights or Restrictions attached
2.	No Maximum	COMMON Shares	Without Par Value With Special Rights or Restrictions attached